                                                                    EXHIBIT 10.4

                                                               EXECUTION VERSION



================================================================================



                      SUBORDINATED DEBT CREDIT AGREEMENT


                                    between



                        ATHERTON CAPITAL PARTNERS, L.P.



                                      and



                            FRANCHISE FINANCE CORP.



                                January 8, 1997



================================================================================

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                                Page
-------                                                                                                ----
SECTION I.    INTERPRETATION
       1.01.  Definitions.........................................................................      1
       1.02.  Headings............................................................................      1
       1.03.  Plural Terms........................................................................      1
       1.04.  Time................................................................................      1
       1.05.  Governing Law.......................................................................      2
       1.06.  Construction........................................................................      2
       1.07.  Entire Agreement....................................................................      2
       1.08.  Calculation of Interest and Fees....................................................      2

SECTION II.   CREDIT FACILITY
       2.01.  Revolving Credit Facility...........................................................      2
       2.02.  Proceeds of Revolving Loan..........................................................      4
       2.03.  Interest Payment Dates and Delinquent Payments......................................      4
       2.04.  Principal Prepayments...............................................................      5
       2.05.  Other Payment Terms.................................................................      5
       2.06.  Note................................................................................      6
       2.07.  Use of Proceeds.....................................................................      6

SECTION III.  SUBORDINATION
       3.01.  Subordination......................................................................       6
       3.02.  Payments on Subordinated Indebtedness..............................................       6
       3.03.  Insolvency, etc....................................................................       7
       3.04.  Payments and Distributions Received................................................       9
       3.05.  Subrogation........................................................................       9
       3.06.  Amendment..........................................................................       9
       3.07.  Reinstatement of Terms of Subordination............................................       9
       3.08.  Limitation on the Exercise of Remedies in Respect of Obligations...................       9
       3.09.  Notice.............................................................................      10

SECTION IV.   CONDITIONS PRECEDENT
       4.01.  Conditions Precedent to Initial Revolving Loan.....................................      10
       4.02.  Conditions Precedent to Each Revolving Loan........................................      10

SECTION V.    REPRESENTATIONS AND WARRANTIES
       5.01.  Borrower's General Representations and Warranties.................................       10
       5.02.  Reaffirmation.....................................................................       13
       5.03.  Survival..........................................................................       13

SECTION VI.   COVENANTS
       6.01.  Affirmative Covenants.............................................................       13
       6.02.  Negative Covenants................................................................       15

SECTION VII.  DEFAULT
       7.01.  Events of Default.................................................................       17
       7.02.  Remedies..........................................................................       19
       7.03.  Defaults..........................................................................       19

Section                                                                                              Page
-------                                                                                              ----
SECTION VIII. MISCELLANEOUS
       8.01.  Notices...........................................................................       19
       8.02.  Expenses..........................................................................       20
       8.03.  Indemnification...................................................................       20
       8.04.  Waivers; Amendments...............................................................       21
       8.05.  Successors and Assigns............................................................       21
       8.06.  No Third Party Rights.............................................................       21
       8.07.  Partial Invalidity................................................................       21
       8.08.  Jury Trial........................................................................       22
       8.09.  Counterparts......................................................................       22

SCHEDULE I           -    DEFINITIONS
SCHEDULE II          -    INITIAL CONDITIONS PRECEDENT
SCHEDULE III         -    APPROVED FRANCHISE CONCEPTS AND APPROVED REAL ESTATE
                          CONCEPTS

EXHIBIT A    -    NOTICE OF BORROWING
EXHIBIT B    -    NOTE

                      SUBORDINATED DEBT CREDIT AGREEMENT
                      ----------------------------------


          THIS SUBORDINATED DEBT CREDIT AGREEMENT, dated as of January 8, 1997, is entered into by and between:

          (1) Atherton Capital Partners, L.P., a California limited partnership (the "Borrower"); and
           --------

          (2)  FRANCHISE FINANCE CORP., a Delaware corporation ("FFC").
                                                                 ---


                                   RECITALS
                                   --------

          A.   FFC is a partner of the Borrower.

          B. FFC is willing to provide a subordinated debt credit facility upon the terms and subject to the conditions set forth herein.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged by both parties hereto, the parties hereto hereby agree as follows:


SECTION I.     INTERPRETATION.
               --------------

     1.01.     DEFINITIONS.  Each term set forth in Schedule I, when used in
               -----------                          ----------
this Agreement or any other Credit Document, shall have the respective meaning given to that term in Schedule I or in the provision of this Agreement or other
                      ----------
Credit Document referenced in Schedule I.
                              ----------

     1.02.     HEADINGS.  Headings in this Agreement and each of the other
               --------
Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.03.     PLURAL TERMS.  All terms defined in this Agreement or any other
               ------------
Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.
                    ---- -----

     1.04.     TIME.  All references in this Agreement and each of the other
               ----
Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

     1.05.     GOVERNING LAW.  This Agreement and each of the other Credit
               -------------
Documents shall be governed by and construed in accordance with the laws of the State of Kansas without reference to conflicts of law rules.

     1.06.     CONSTRUCTION.  Each of this Agreement and the other Credit
               ------------
Documents is the result of negotiations among, and has been reviewed by, the Borrower, FFC and their respective counsel. Accordingly, this Agreement and the other Credit Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Borrower or FFC.

     1.07.     ENTIRE AGREEMENT.  This Agreement and each of the other Credit
               ----------------
Documents, taken together, constitute and contain the entire agreement of the Borrower and FFC and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     1.08.     CALCULATION OF INTEREST AND FEES.  All calculations of interest
               --------------------------------
and fees under this Agreement and the other Credit Documents for any period shall include the first day of such period and exclude the last day of such period.


SECTION II.    CREDIT FACILITY.
               ---------------

     2.01.     REVOLVING CREDIT FACILITY.
               -------------------------

          (a)  Revolving Credit Availability.  Subject to the terms and
               -----------------------------
     conditions of this Agreement, FFC agrees to advance to the Borrower, from time to time during the period beginning on the Closing Date and ending on the earliest of (i) the Facility Termination Date, (ii) the occurrence of a Termination Event and (iii) such other date as is specified in Section 7.02 or 7.03, such loans as the Borrower may request under this Section 2.01
                                                                ------------
     (including any Warehouse Revolving Loan and any Support Revolving Loan, each a "Revolving Loan"); provided, however, that the aggregate outstanding
             --------------    --------  -------
     principal balance of all Revolving Loans at any time shall not exceed the Maximum Commitment Amount. Except as otherwise provided herein, the Borrower may borrow, repay and reborrow Revolving Loans until the earliest of (i) the Facility Termination Date, (ii) the occurrence of a Termination Event and (iii) such other date as is specified in Section 7.02 or 7.03; provided, however, that if FFC's obligation to make Revolving Loans hereunder terminates as the result of the occurrence of a Termination Event, FFC's right to terminate such obligation is conditioned by and subject to the following:

            (1) FFC shall give the Borrower not less than thirty (30) days' prior written notice (the

                 "Notice Period") of its intent to terminate its obligation to
                  -------------
                 make Revolving Loans hereunder (the "Termination Notice").
                                                      ------------------

            (2) The Borrower shall have the opportunity to cure the Termination Event during the Notice Period and cure has not occurred at or prior to the end of the Notice Period.

            (3) During the Notice Period, FFC shall not be obligated to make additional Revolving Loans other than Warehouse Revolving Loans relating to Collateral Loans for which documented loan commitments were outstanding at the time the Termination Notice was given to the Borrower by FFC; provided, however, that the principal amount of any such Warehouse Revolving Loan shall not exceed five percent (5%) of the principal amount of any Collateral Loans that are being originated or purchased with the proceeds of such Revolving Warehouse Loan.

          (b)  Maturity Date.  The outstanding principal balance of, together
               -------------
     with all accrued but unpaid interest on, the Revolving Loans shall be due and payable (without demand, defense, set-off or counterclaim) in full upon the Facility Termination Date.

          (c)  Notice of Borrowing.  The Borrower shall request each Revolving
               -------------------
     Loan, which may be funded only on a Business Day, by delivering to FFC a written notice in the form of Exhibit A hereto, appropriately completed (a
                                   ----------------
     "Notice of Borrowing").  The Borrower shall give each Notice of Borrowing
      -------------------
     to FFC by 1:00 p.m., Kansas time, on the Business Day immediately before the funding date of the requested Revolving Loan. Each Notice of Borrowing shall be delivered by telecopy to FFC at the telecopy number and during the hours specified in Section 8.01 hereof.
                        ------------

          (d)  Revolving Loan Interest Rate.  The Borrower shall pay interest on
               ----------------------------
     the unpaid principal amount of each Revolving Loan from the funding date of such Revolving Loan until the date such Revolving Loan (or portion thereof) is actually repaid in full (the "Repayment Date") at a rate per annum equal
                                      --------------
     to (i) the Applicable Treasury Rate plus 7.00% per annum for all Support
                                         ----
     Revolving Loans and (ii) the Applicable LIBOR Rate plus 7.50% per annum for
                                                        ----
     all other Revolving Loans. If a Revolving Loan, other than a Support Revolving Loan, is made on a day other than the first Business Day of a calendar month, the Applicable LIBOR Rate for such Revolving Loan shall be the Stub LIBOR Rate until the first Business Day of the next calendar month, from and after which time the Applicable LIBOR Rate for such Revolving Loan shall be at the Monthly LIBOR Rate. All computations of interest on Revolving Loans shall be based on a year of 360 days for actual days elapsed.

          (e)  Termination of Maximum Commitment Amount.  On the Facility
               ----------------------------------------
     Termination Date, the obligation of FFC to make Revolving Loans pursuant to this Agreement shall terminate automatically without any further action, and the Maximum Commitment Amount shall be zero.

          (f)  Extension of Facility Termination Date. At least ninety (90) days
               --------------------------------------
     prior to the Stated Termination Date, the Borrower may, by delivering a written request to FFC, request that FFC extend for up to one year the Stated Termination Date. Upon receipt of the request from the Borrower, FFC may, in its sole discretion, agree to extend the Stated Termination Date and shall, within thirty (30) days after receipt of such request, notify the Borrower of its approval or rejection of such request. If FFC does not respond to the Borrower's request within such thirty (30) day period, FFC shall be deemed to have rejected the request. If FFC approves the request for extension, the Stated Termination Date shall be extended for the requested period, commencing on the Stated Termination Date.

     2.02.     PROCEEDS OF REVOLVING LOAN.  Subject to the satisfaction of the
               --------------------------
conditions set forth in Section 4.02 hereof, on the day requested by the
                        ------------
Borrower in the related Notice of Borrowing, FFC shall pay each Revolving Loan to the account designated in the related Notice of Borrowing:

          (a) to fund no more than fifteen percent (15%) of the principal amount of the related Collateral Loans, in which case such Revolving Loan shall be deemed to be a "Warehouse Revolving Loan";
                              ------------------------

          (b) to support pricing on securitizations or whole loan sales by the Borrower through the financing of related subordinate tranches or certificates or the funding of purchase price holdback amounts or loans, in each case upon terms approved by FFC, which approval shall not be unreasonably withheld, in which case any such Revolving Loan shall be deemed to be a "Support Revolving Loan";
                     ----------------------

          (c) to pay for Borrower Expenses; provided, however, that the aggregate amount of Revolving Loans used to pay for Borrower Expenses shall not exceed one million dollars ($1,000,000); or

          (d)  to fund any other use approved in writing by FFC.

     2.03.     INTEREST PAYMENT DATES AND DELINQUENT PAYMENTS.
               ----------------------------------------------

          On the twelfth (12th) day of each month (or if such day is not a Business Day, the next succeeding Business Day) (each such day, an "Interest Payment Date"), the Borrower shall pay (a) interest at
              ---------------------
the applicable rate accrued during the preceding calendar month on the average outstanding daily balance of all Revolving Loans, other than Support Revolving Loans, outstanding on the first day of the preceding calendar month, (b) interest accrued during the preceding calendar month at the applicable rate on any Revolving Loan, other than any Support Revolving Loan, not outstanding on the first day of the preceding calendar month, based on the outstanding principal balance thereof and the number of days such Revolving Loan has been outstanding during the preceding calendar month and (c) interest at the applicable rate accrued during the preceding calendar month on the average outstanding daily balance of all Support Revolving Loans.

          Interest shall accrue on any payment that is not paid when due hereunder at a rate equal to the sum of (i) the applicable rate, based on whether such interest payment relates to a Support Revolving Loan or other Revolving Loan, plus (ii) one percent (1.00%).

     2.04.     PRINCIPAL PREPAYMENTS.
               ---------------------

          The outstanding principal balance of each Revolving Loan may be prepaid, in whole or in part, on any Business Day. Such prepayment shall be without premium or penalty.

     2.05.     OTHER PAYMENT TERMS.
               -------------------

          (a)  Place and Manner.  The Borrower shall make, without setoff,
               ----------------
     deduction or counterclaim, all payments due to FFC hereunder at FFC's office, located at the address specified in Section 8.01(a), or such other
                                                 ---------------
     office as FFC shall request in writing, in lawful money of the United States and in same day or immediately available funds not later than 2:00 p.m., Kansas time, on the date due. Funds received after such time shall be deemed to have been received by FFC on the next Business Day.

          (b)  Date.  Whenever any payment due hereunder shall fall due on a day
               ----
     other than a Business Day, such payment shall be made on the next Business Day.

          (c)  Application of Payments.  All payments hereunder shall be applied
               -----------------------
     first to unpaid costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans then bearing the highest interest rate.

     2.06.     NOTE.
               ----

          (a)  Revolving Loan Note.  The obligation of the Borrower to repay the
               -------------------
     Revolving Loans and to pay interest thereon at the rates provided herein shall be evidenced by a subordinated promissory note in the form of Exhibit
                                                                         -------
     B, as amended from time to time (the "Note"), which note shall be (i) in
     -                                     ----
     the principal amount of twenty (20) million dollars ($20,000,000), (ii) dated the Closing Date and (iii) otherwise appropriately completed. The Borrower authorizes FFC to record on the schedule annexed to the Note the date and amount of each Revolving Loan and of each payment of principal thereon made by or on behalf of the Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of FFC to make any such notation shall
     --------  -------
     not affect the Borrower's obligations. The Borrower further authorizes FFC to attach to and make a part of the Note continuations of the schedule attached thereto as necessary.

          (b)  Record of Interest.  The Borrower authorizes FFC to record in its
               ------------------
     books (i) the Applicable Treasury Rate for all Support Revolving Loans and the effective dates of all changes thereto, (ii) the Applicable LIBOR Rate for all other Revolving Loans, (iii) the date and amount of each principal and interest payment on each Revolving Loan, and (iv) such other information as FFC may determine is necessary for the computation of interest payable by the Borrower hereunder.

     2.07.     USE OF PROCEEDS.  The Borrower shall apply the proceeds of each
               ---------------
Revolving Loan solely for the purposes specified in Section 2.02, as set forth in the related Notice of Borrowing.


SECTION III.   SUBORDINATION.
               -------------

     3.01.     SUBORDINATION.  The Obligations shall be subordinated and junior
               -------------
in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Borrower. The term "Senior Debt" shall mean all
                                            -----------
obligations of the Borrower under that certain Warehouse Credit Agreement dated January 8, 1997 by and between FFC and Borrower, as amended from time to time, and such other obligations as FFC and the Borrower shall specifically designate as "Senior Debt" by an amendment to this Agreement.

     3.02.     PAYMENTS ON SUBORDINATED INDEBTEDNESS.  The Borrower will not,
               -------------------------------------
directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any right to receive payment of the Obligations (a "Noteholder") will demand, accept or receive, any payment (by set-off or
    ----------
otherwise), direct or indirect, of or on account of any principal or interest in respect of any Obligations, and no such payment shall be due, if, at the time of making any such payment:

          (a)  a default (a "Payment Default") in the payment when due (whether
                             ---------------
     at the stated maturity thereof, by acceleration or otherwise) of all or any portion of any of the Senior Debt shall have occurred and be continuing; or

          (b)  all of the following four conditions shall be satisfied:

                    (i) an event of default other than a Payment Default shall have occurred with respect to any Senior Debt (a "Covenant
                                                                  --------
          Default") which permits the requisite holder or holders thereof to
          --------
          accelerate the maturity thereof;

                    (ii) the Borrower shall have received written notice (each a "Subordination Notice") of such Covenant Default from the holders of
             --------------------
          at least 51% of the outstanding principal amount of Senior Debt, or their representative or representatives;

                    (iii) such Covenant Default shall not have been cured or waived in writing by the requisite holder or holders of Senior Debt; and

                    (iv) fewer than six months shall have elapsed after the date of receipt by the Borrower of such Subordination Notice (the period during which the restrictions imposed by this subdivision (b) are in effect being hereinafter referred to as a "Blockage Period").
                                                            ---------------

     Notwithstanding the foregoing, Blockage Periods shall not be in effect for more than an aggregate of 180 days during any period of 360 consecutive days.

     Following an acceleration of the maturity of any Senior Debt, and as long as such acceleration shall continue unrescinded and unannulled, such Senior Debt shall first be paid in full in cash before any payment is made on account of or applied to the Obligations.

     3.03.     INSOLVENCY, ETC.  In the event of (a) any insolvency, bankruptcy,
               ----------------
receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or its property, (b) any proceeding for the liquidation, dissolution or other winding-up of the Borrower, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, (c) any assignment for the benefit of creditors, or (d) any distribution, division, marshalling or application of any of the properties or assets of the Borrower or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event:

                    (i) all Senior Debt shall first be paid in full (including all principal, premium, if any, and interest, including interest accruing after the commencement of any such proceeding) before any payment or distribution of any character, whether in cash, securities or other property shall be made in respect of any Obligations;

                    (ii) all principal and interest on the Obligations shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Obligations, shall be paid or delivered directly to the holders of the Senior Debt, for application to the payment of the Senior Debt, until all Senior Debt shall have been paid in full, and the Noteholders at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries;

                    (iii) each Noteholder at the time outstanding irrevocably authorizes and empowers each holder of the Senior Debt and such holder's representatives (without imposing any obligation on any holder of the Senior Debt or such holder's representative) to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action in the name of such holder or otherwise, as such holder of the Senior Debt or such holder's representative may determine to be necessary or appropriate for the enforcement of this Section 3.03; and

                    (iv) the Noteholders shall execute and deliver to each holder of the Senior Debt or such holder's representative all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder of the Senior Debt or such holder's representative to enforce all claims upon or in respect of the Obligations.

For all purposes of this instrument, Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of principal, premium, if any, and interest in respect of all Senior Debt at the time outstanding, and in case there are two or more holders of the Senior Debt any payment or distribution required to be paid or delivered to the holders of the Senior Debt shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Senior Debt held by such holders.

     3.04.     PAYMENTS AND DISTRIBUTIONS RECEIVED.  If any payment or
               -----------------------------------
distribution of any character, whether in cash, securities or other property, shall be received by any Noteholder, or such holder's representative, in contravention of any of the terms of this instrument, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt or such holders' representative or representatives for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of any Noteholder to endorse or assign any such payment or distribution, any holder of the Senior Debt or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     3.05.     SUBROGATION.  In case cash, securities or other property
               -----------
otherwise payable or deliverable to the Noteholders shall have been applied pursuant to Sections 3.02 or 3.03 hereof to the payment of Senior Debt in full, then and in each such case, the Noteholders shall be subrogated to any rights of any holders of Senior Debt to receive any further payments or distributions in respect of or applicable to the Senior Debt.

     3.06.     AMENDMENT.  The subordination provisions of this Article III have
               ---------
been entered into for the benefit of the holders of the Senior Debt, and may not be supplemented, amended or otherwise modified without the written consent of all such holders or, if the instruments pursuant to which the Senior Debt shall have been issued provide for effective consent by less than all the holders thereof, by the requisite number or percentage of such holders provided for in such instruments.

     3.07.     REINSTATEMENT OF TERMS OF SUBORDINATION.  The terms of this
               ---------------------------------------
instrument shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is rescinded, annulled or must otherwise be returned by any holder of Senior Debt or such holder's representative, upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Subsidiaries or otherwise, all as though such payment has not been made.

     3.08.     LIMITATION ON THE EXERCISE OF REMEDIES IN RESPECT OF OBLIGATIONS.
               ----------------------------------------------------------------
In no event may any Noteholder exercise any right or remedy available to it on account of any Default or Event of Default (a) at any time at which payments with respect thereto may not be made by the Borrower on account of the terms of
Section 3.02 above, or (b) prior to the expiration of forty-five (45) days after the Noteholders shall have given notice to the Borrower and to the holders of the Senior Debt of their intention to take such action.

     3.09.     NOTICE.  Immediately upon receipt by the Borrower of any
               ------
Subordination Notice pursuant to Section 3.02(b)(ii) hereof, the Borrower shall deliver to the Noteholders a copy of such notice.


SECTION IV.    CONDITIONS PRECEDENT.
               --------------------

     4.01.     CONDITIONS PRECEDENT TO INITIAL REVOLVING LOAN.  The obligation
               ----------------------------------------------
of FFC to make the initial Revolving Loan is subject to receipt by FFC, on or prior to the Closing Date, of each item listed in Schedule II, each in form and
                                                  -----------
substance satisfactory to FFC.

     4.02.     CONDITIONS PRECEDENT TO EACH REVOLVING LOAN.  The making of each
               -------------------------------------------
Revolving Loan is subject to the further conditions that FFC shall have received the Notice of Borrowing requesting such Revolving Loan in accordance with this Agreement and that on the date such Revolving Loan is to be made and after giving effect to such Revolving Loan, the following shall be true and correct:

          (a)  The representations and warranties set forth in Section 5.01 are
                                                               ------------
     true and correct in all material respects as if made on such date;

          (b) No Default or Event of Default has occurred and is continuing under any Credit Document; and

          (c)  Each of the Credit Documents remains in full force and effect.

The submission by the Borrower to FFC of each Notice of Borrowing shall be deemed to be a representation and warranty by the Borrower as of the date thereof as to the paragraphs set forth above.


SECTION V.     REPRESENTATIONS AND WARRANTIES.
               ------------------------------

     5.01.     BORROWER'S GENERAL REPRESENTATIONS AND WARRANTIES.   To induce
               -------------------------------------------------
FFC to enter into this Agreement and to make Revolving Loans hereunder, the Borrower represents and warrants to FFC that:

          (a)  Due Organization, Qualification, etc.  The Borrower (i) is a
               ------------------------------------
     limited partnership duly organized, validly existing and in good standing under the laws of its state of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified and licensed to do business and is in good standing as a foreign entity in each jurisdiction where the failure to be so qualified or licensed might have a Material Adverse Effect.

          (b) Authority.  The execution, delivery and performance by the
              ---------
     Borrower of each Credit Document to be executed by the Borrower and the consummation by the Borrower of the transactions contemplated thereby (i) are within the power of the Borrower and (ii) have been duly authorized by all necessary actions on the part of the Borrower.

          (c) Enforceability.  Each Credit Document executed, or to be executed,
              --------------
     by the Borrower has been, or will be, duly executed and delivered by the Borrower and constitutes, or will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

          (d) Non-Contravention.  The execution and delivery by the Borrower of
              -----------------
     the Credit Documents executed by the Borrower and the performance and consummation of the transactions contemplated thereby do not (i) conflict with or violate any Requirement of Law applicable to the Borrower; (ii) conflict with or violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of the Borrower; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Borrower.

          (e) Approvals.  No consent, approval, order or authorization of, or
              ---------
     registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents by the Borrower and the performance and consummation by the Borrower of the transactions contemplated hereby and thereby.

          (f) No Violation or Default.  The Borrower is not in violation of or
              -----------------------
     in default with respect to (i) any Requirement of Law applicable to the Borrower; (ii) any Contractual Obligation of the Borrower (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          (g) Litigation.  No actions (including, without limitation, derivative
              ----------
     actions), suits, proceedings or investigations are pending or, to the knowledge of the Borrower, threatened against the Borrower at law or in equity in any court or before any other Governmental Authority which (i) could have a Material Adverse Effect or (ii) seek to enjoin, either directly or indirectly, the execution, delivery or performance by the Borrower of the Credit Documents or the transactions contemplated thereby.

          (h) Other Regulations.  The Borrower is not subject to regulation
              -----------------
     under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

          (i) Licenses and Other Rights.  The Borrower owns, or has the full
              -------------------------
     right to license without the consent of any other Person, all licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct its businesses as now conducted.

          (j) Governmental Charges and Other Indebtedness.  The Borrower has
              -------------------------------------------
     filed or caused to be filed all tax returns which are required to be filed by it. The Borrower has paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other Indebtedness, except such Governmental Charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not have a Material Adverse Effect if unpaid.

          (k) Margin Stock.  The Borrower owns no Margin Stock which, in the
              ------------
     aggregate, would constitute a substantial part of the assets of the Borrower, and no proceeds of any Revolving Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

          (l) Solvency, etc.  The Borrower is Solvent and, after the execution
              -------------
     and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

          (m) Accuracy of Information.  None of the Credit Documents and none of
              -----------------------
     the other certificates, statements or information furnished to FFC by the Borrower in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (n)  Intent.  None of the transactions contemplated by this Agreement
               ------
     have been or will be made with an actual intent to hinder, delay or defraud any present or future creditors of the Borrower. The Borrower is able to pay its debts as they become due.

     5.02.     REAFFIRMATION.  The Borrower shall be deemed to have reaffirmed,
               -------------
for the benefit of FFC, each representation and warranty contained in Section
                                                                      -------
5.01 on and as of the funding date of each Revolving Loan.
----

     5.03.     SURVIVAL.  The representations and warranties set forth in
               --------
Section 5.01 shall remain in full force and effect until the expiration or
------------
earlier termination of this Agreement and the satisfaction in full by the Borrower of all Obligations.


SECTION VI.    COVENANTS.
               ---------

     6.01.     AFFIRMATIVE COVENANTS.  Until the termination of this Agreement
               ---------------------
and the satisfaction in full by the Borrower of all Obligations, the Borrower shall comply, and shall cause compliance, with the following affirmative covenants unless FFC shall otherwise consent in writing:

          (a)  Financial Statements, Reports, etc. The Borrower shall furnish to
               ----------------------------------
     FFC the following:

                    (i) not later than thirty (30) days after the end of each calendar quarter, a quarterly report which shall include an unaudited balance sheet, income statement and statement of cash flows for the quarterly period then ended;

                    (ii) not later than one hundred twenty (120) days after the close of the Borrower's fiscal year, a report containing (a) a balance sheet of the Borrower as of the end of the fiscal year, (b) an income statement for the fiscal year, (c) a statement of cash flows for the fiscal year and (d) a statement of partners' capital as of the end of the fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by the report thereon of the nationally recognized independent accountants engaged by the Borrower; and

                    (iii) such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of the Borrower, and compliance by the Borrower with the terms of this Agreement and the other Credit Documents as FFC may from time to time reasonably request.

          (b) Books and Records.  The Borrower shall at all times keep proper
              -----------------
     books of record and account in which full, true and correct entries will be made of its transactions in accordance with GAAP. With respect to each Collateral Loan, the record keeping practices used by the Borrower with respect to each Collateral Loan shall be in all respects legal, proper and prudent.

          (c) General Inspections.  The Borrower shall permit any Person
              -------------------
     designated by FFC, upon reasonable notice and during normal business hours, to visit and inspect any of its properties and offices, to examine its books of account, all relevant information in the possession of the Borrower or its Affiliates and agents (including any bailee, custodian, accountant or attorney) concerning the transactions contemplated by this Agreement and each other Credit Document and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as FFC may reasonably request.

          (d) Governmental Charges and Other Indebtedness.  The Borrower shall
              -------------------------------------------
     promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon and (ii) all other Indebtedness which, if unpaid, could have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of FFC.

          (e) General Business Operations.  The Borrower shall (i) preserve and
              ----------------------------
     maintain its partnership existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which could have a Material Adverse Effect, and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (f) Notices.  The Borrower shall promptly notify FFC upon:
              --------

                    (i) the commencement of any litigation against the Borrower that may have a Material Adverse Effect;

                    (ii) the occurrence of any Default or Event of Default under this Agreement;

                    (iii) the occurrence of any default with respect to any Senior Debt;

                    (iv) a Collateral Loan becoming a Nonperforming Loan and the unpaid principal balance thereof; and

                    (v) any material adverse change in the business, operations or condition (financial or otherwise) of the Borrower.

     6.02.     NEGATIVE COVENANTS.
               ------------------

          (a)  No Merger.  Until the termination of this Agreement and the
               ---------
     satisfaction in full by Borrower of all Obligations, the Borrower shall not consolidate with or merge into any other Person or permit any other Person to merge or consolidate with or into, the Borrower; provided, however, that
                                                         --------- --------
     (i) the Borrower may merge or consolidate with or into any other Person or entity if immediately after giving effect to such proposed transaction, no Default or Event of Default would exist, and (ii) the Borrower is either the surviving entity or the surviving entity agrees to assume all of the Borrower's obligations hereunder and each other Credit Document in an agreement or instrument satisfactory in form and substance to FFC.

          (b)  Senior Debt.  The Borrower shall not amend in any material
               -----------
     respect the terms, conditions or covenants of any Senior Debt without the written consent of FFC.

          (c)  Underwriting Guidelines.  The Borrower shall not amend in any
               -----------------------
     material respect the terms of its Underwriting Manual without the written consent of FFC.

          (d)  Additional Indebtedness.  The Borrower shall not incur
               -----------------------
     Indebtedness other than:

                    (i)   the Senior Debt and Indebtedness under this Agreement;

                    (ii) Indebtedness relating to any lending program of the Borrower in the ordinary course of its business that has been approved by FFC, which approval shall not be unreasonably withheld;

                    (iii) Indebtedness to subcontractors and trade creditors incurred in the ordinary course of business and not delinquent for more than 45 days or being contested in good faith;

                    (iv) Indebtedness under capital leases and operating leases incurred in the ordinary course of business; and

                    (v) Other Indebtedness incurred in the ordinary course of business not exceeding $250,000 at any time.

          (e) Additional Liens.  The Borrower shall not create, incur, assume or
              ----------------
     permit to exist any Lien on any of its assets or property except for:

                    (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith;

                    (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith;

                    (iii) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases in the ordinary course of business, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                    (iv) Liens arising out of a judgment or award with respect to which an appeal is being prosecuted, a stay of execution pending appeal having been secured;

                    (v) Liens relating to any lending program of the Borrower in the ordinary course of its business that has been approved by FFC, which approval shall not be unreasonably withheld; and

                    (vi) Liens in favor of the lender or lenders of any Senior Debt.

          (f) Distributions, Redemptions, Etc.  The Borrower shall not (i) pay
              --------------------------------
     any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; or (iii) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; provided, however, that the Borrower may make distributions to enable holders of its Equity Securities to pay tax obligations relating to such holdings, as permitted by the Borrower's Partnership Agreement.

          (g)  Asset Dispositions.  The Borrower shall not sell, transfer or
               ------------------
     otherwise dispose of substantially all of its assets except in connection with a whole loan sale or securitization in the ordinary course of its business.

          (h)  Investments.  The Borrower shall not make any loans or advances
               -----------
     of funds to any Person or acquire Equity Securities other than (i) Eligible Investments (as defined in the Borrower's Restated Agreement of Limited Partnership dated January 8, 1997, as it may be amended from time to time),
     (ii) Collateral Loans, (iii) other loans originated or purchased in the ordinary course of the Borrower's business pursuant to lending programs that have been approved by FFC, which approval shall not be unreasonably withheld, and (iv) up to $148,313 pursuant to loans existing on the date hereof made to Affiliates of the Borrower.


SECTION VII.   DEFAULT.

     7.01.     EVENTS OF DEFAULT.  The occurrence or existence of any one or
               -----------------
more of the following shall constitute an "Event of Default" hereunder:
                                           ----------------

          (a) the Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue unremedied for ten (10) Business Days; or

          (b) any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by the Borrower to FFC in this Agreement or any of the other Credit Documents shall be false, incorrect, incomplete or misleading in any respect when made or furnished, and

                    (i)    the same was made in bad faith; or

                    (ii) the same may result in a Material Adverse Effect described in clause (a) of the definition of Material Adverse Effect,
                       ----------
          and such Material Adverse Effect is not cured within 30 days after the earlier of (A) discovery thereof by the Borrower, or (B) notice thereof by FFC to the Borrower; or

                    (iii) the same results in any other Material Adverse Effect; or

          (c) the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of affecting any of the foregoing; or

          (d) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within ninety (90) days of commencement; or

          (e) any Credit Document or any material term thereof shall cease to be, or be asserted by the Borrower not to be, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

          (f) any default or event of default under any other Credit Document has occurred and is continuing after any applicable cure period;

          (g) the Borrower shall be in default in the payment to FFC of any interest on or principal of any Revolving Loan when it becomes due and payable and continuance of such default for a period of TEN (10) days;

          (h) the Borrower shall fail to make any payment when due under the terms of any Senior Debt and the holder of any Senior Debt has caused such Senior Debt to become due and payable prior to its stated date of maturity;

          (i) a final judgment or order for the payment of money shall be rendered against the Borrower, the same shall remain undischarged for a period of sixty (60) days during which execution shall not be effectively stayed, and such judgment or order has a Material Adverse Effect;

          (j) a final, nonappealable judgment or order that prevents the Borrower from conducting its business substantially in the manner conducted on the date of such judgment or order shall be entered against the Borrower; or

          (k) both David L. Elder and Arthur P. Brazy, Jr. cease to be associated with the Borrower as an officer, director, employee, or consultant actively involved in the management of the business and affairs of the Borrower.

     7.02.     REMEDIES.  Upon the occurrence or existence of any Event of
               --------
Default (other than an Event of Default referred to in Section 7.01(c) or
                                                       ---------------
7.01(d)) and at any time thereafter during the continuance of such Event of
-------
Default, FFC may, by written notice to Borrower, (a) terminate its obligation to make Revolving Loans hereunder and/or (b) declare all outstanding Obligations payable by the Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Section 7.01(c) or 7.01(d), immediately and without notice,
                     ---------------    -------
(1) the obligations of FFC to make Revolving Loans shall automatically terminate and (2) all outstanding Obligations payable by the Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, FFC may exercise any other right, power or remedy granted to it by the Credit Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     7.03.     DEFAULTS.  Upon the occurrence of any Default, the obligation of
               --------
FFC to make Revolving Loans shall be terminated unless such event is either waived by FFC or, to the extent allowed hereunder, cured by the Borrower within the applicable cure period.


SECTION VIII.  MISCELLANEOUS.
               -------------

     8.01.     NOTICES.  Except as otherwise provided herein, all notices,
               -------
requests, demands, consents, instructions or other communications to or upon FFC or the Borrower under this Agreement or the other Credit Documents shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

          FFC:        For Notices of Borrowing:

                      4111 East 37th Street North
                      Wichita, Kansas  67220
                      Attn:  Dawn Dagenais
                      Telephone:  (316) 828-6478
                      Telecopier: (316) 828-4081

          FFC:        For all other notices:

                      4111 East 37th Street North
                      Wichita, Kansas  67220
                      Attn:  Jeffrey R. Thompson
                      Telephone:  (316) 828-4744
                      Telecopier: (316) 828-4321

          Borrower:   Atherton Capital Partners, L.P.
                      1001 Bayhill Drive, Suite 155
                      San Bruno, California  94066
                      Attn:  David L. Elder
                      Telephone:  (415) 827-7800
                      Telecopier: (415) 827-7950

Each Notice of Borrowing shall be given by the Borrower to FFC's office located at the address referred to above during FFC's normal business hours; provided,
                                                                     --------
however, that any such notice received by FFC after 1:00 p.m., Kansas time on
-------
any Business Day shall be deemed received by FFC on the next Business Day.

     8.02.     EXPENSES.  Upon the occurrence of any Event of Default hereunder,
               --------
the Borrower shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by FFC in the enforcement or attempted enforcement of any of the Obligations or in preserving any of FFC's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Borrower's or FFC's in-house legal counsel and staff.

     8.03.     INDEMNIFICATION.  To the fullest extent permitted by law, the
               ---------------
Borrower agrees to protect, indemnify, defend and hold harmless FFC and its respective directors, officers, employees, agents and any Affiliate thereof ("Indemnitees") from and against any and all liabilities, losses, damages or
  -----------
expenses of any kind or nature and from any and all suits, claims or demands (including, without limitation, in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any action or failure to act by the Borrower arising out of or relating to the Revolving Loans, including without limitation any use by the Borrower of any proceeds of the Revolving Loans, except to the extent such liability arises from the willful misconduct or gross negligence of the Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that FFC believes is covered by this indemnity, FFC shall give the Borrower notice of the matter and an opportunity to defend it, at the Borrower's sole cost and expense, with legal counsel satisfactory to FFC. Any failure or delay of FFC to notify the Borrower of any such suit, claim or demand shall not relieve the Borrower of its obligations under this Section 8.03 but shall reduce
                                                   ------------
such obligations to the extent of any increase in those obligations caused solely by an unreasonable failure or delay. The obligations of the Borrower under this Section 8.03 shall survive the payment and performance of the
           ------------
Obligations and the termination of this Agreement.

     8.04.     WAIVERS; AMENDMENTS.  Any term, covenant, agreement or condition
               -------------------
of this Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by the Borrower and FFC. No failure or delay by FFC in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05.     SUCCESSORS AND ASSIGNS.  This Agreement and the other Credit
               ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower, FFC and their respective successors and permitted assigns, except that (a) the Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of FFC and (b) FFC may assign its rights and benefits, but not is obligations, under any Credit Document without the consent of the Borrower. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

     8.06.     NO THIRD PARTY RIGHTS.  Nothing expressed in or to be implied
               ---------------------
from this Agreement or any other Credit Document is intended to give, or shall be construed to give, any Person, other than the parties hereto and thereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or any other Credit Document.

     8.07.     PARTIAL INVALIDITY.  If at any time any provision of this
               ------------------
Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     8.08.     JURY TRIAL.  EACH OF THE BORROWER AND FFC, TO THE FULLEST EXTENT
               ----------
PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO ANY CREDIT DOCUMENT IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

     8.09.     COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          IN WITNESS WHEREOF, the Borrower and FFC have caused this Agreement to be executed as of the day and year first above written.

                            ATHERTON CAPITAL PARTNERS, L.P.

                            By: The Atherton Group Incorporated,
                                General Partner



                            By: /s/ David L. Elder
                               ---------------------------------
                                Name: DAVID L. ELDER
                                     ---------------------------
                                Title: PRESIDENT
                                      --------------------------

                            FRANCHISE FINANCE CORP.



                            By: /s/ Jeffrey R. Thompson
                               ---------------------------------
                               Name:  Jeffrey R. Thompson
                               Title:  President

                                  SCHEDULE I
                                  ----------

                                  DEFINITIONS
                                  -----------


          "Affiliate" shall mean, with respect to any Person, (a) each Person
           ---------
that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, fifty percent (50%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall FFC be deemed to be an
              --------  -------
Affiliate of the Borrower, or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall mean this Subordinated Debt Credit Agreement, as
           ---------
amended from time to time.

          "Applicable LIBOR Rate" shall mean, for each Revolving Loan made on
           ---------------------
the first Business Day of a calendar month, the Monthly LIBOR Rate and, for each Revolving Loan made on a date other than the first Business Day of a calendar month, the Stub LIBOR Rate for that period of time beginning on (and including) the date on which a Revolving Loan is made and ending on (but excluding) the first Business Day of the next calendar month, and the Monthly LIBOR Rate from and after such date.

          "Applicable Treasury Rate"  shall mean, with respect to any funding
           ------------------------
date for a Revolving Loan (the "Funding Date"), the yield to maturity implied by
                                ------------
the monthly equivalent of either (a) the yield reported as of 10:00 a.m. (New York City time) on the Business Day preceding the Funding Date on the display designated PX6 or PX7 on the Bloomberg service (or such other display as may replace such displays on the Bloomberg service or specify the applicable data on any other generally available service) for actively traded U.S. Treasury Securities maturing on or as close as possible to December 31, 1999, or (b) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Funding Date in Federal Reserve Statistical Release H-15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities maturing on or as close as possible to December 31, 1999. Such implied yield shall be determined, if necessary, by
(i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice, and (ii) interpolating linearly between reported yields.

          "Approved Franchise Concept" shall mean those franchise concepts
           --------------------------
specified on Section A of Schedule III hereto and such additional franchise concepts as are approved in writing by the Borrower and FFC from time to time.

          "Approved Real Estate Concept" shall mean those concepts specified on
           ----------------------------
Section B of Schedule III hereto and such additional concepts as are approved in writing by the Borrower and FFC from time to time.

          "Blockage Period" shall have the meaning given to such term in Section
           ---------------
3.02(b) hereof.

          "Borrower" shall have the meaning given that term in clause (1) of the
           --------                                            -----------------
introductory paragraph hereof.
-----------------------------

          "Borrower Expenses" shall mean the expenses incurred by the Borrower
           -----------------
in connection with the origination, purchase and aggregation of Collateral Loans (the "Aggregation Period Expenses"), including (i) outside and inside legal counsel, (ii) accounting fees for loan file review prior to origination or purchase of such Collateral Loans by the Borrower, if any, (iii) revisions to loan documents by legal counsel, (iv) revisions to the Borrower's Underwriting Manual and Processing Manual by legal counsel, (v) servicing fees and expenses,
(vi) other necessary and reasonable expenses relating to the aggregation and servicing of the Collateral Loans prior to securitization or sale and (vii) the expenses incurred by the Borrower in connection with the securitization or sale of the Collateral Loans, including (a) legal counsel and other professional fees, (b) credit rating agency fees and expenses, (c) trustee, custodian and/or servicer acceptance fees and out-of-pocket expenses, (d) fees, costs and expenses related to a loan pool audit by accountants, (e) costs and expenses of printing offering documents and certificates, (f) fees, costs and expenses of the underwriter or placement agent and (g) other necessary and reasonable expenses relating to the securitization or sale of the Collateral Loans.

          "Business Day" shall mean any day other than a Saturday, Sunday, legal
           ------------
holiday or other day on which commercial banks are authorized or required by law to close in San Francisco, California, or Wichita, Kansas.

          "Closing Date" shall mean January 8, 1997.
           ------------

          "Collateral Loan" shall mean each Non-Standard Loan which has been
           ---------------
approved by FFC and the Borrower and each Standard Loan, in each case purchased, originated or financed, in whole or in part, using the proceeds of a Revolving Loan, including without limitation, all related security interests and, in each case, all rights to receive payments which are collected with respect thereto from and after the related date of origination, purchase or financing.

          "Contractual Obligation" of any Person shall mean, any indenture,
           ----------------------
note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

          "Covenant Default" shall have the meaning given to such term in
           ----------------
Section 3.02(b) hereof.

          "Credit Documents" shall mean and include this Agreement, the Note and
           ----------------
all other documents, instruments and agreements delivered to FFC in connection with this Agreement, as the same may be amended from time to time.

          "Default" shall mean any event or circumstance not yet constituting an
           -------
Event of Default but which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

          "Dollars" and "$" shall mean the lawful currency of the United States
           -------       -
of America and, in relation to any payment under this Agreement, same day or immediately available funds.

          "Equity Securities" of any Person shall mean (a) all common stock,
           -----------------
preferred stock, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

          "Event of Default" shall have the meaning given to that term in
           ----------------
Section 7.01 hereof.
------------

          "Facility Termination Date" shall mean the earliest of (a) the Stated
           -------------------------
Termination Date, (b) the occurrence of an Event of Default described in Section 7.01(c) or Section 7.01(d) and the expiration of any related cure period, (c) the occurrence and continuance of any other Event of Default and the declaration of the Revolving Loans to become due and payable pursuant to Section 7.02 and
(d) the expiration of the Notice Period, if any, following the occurrence of a Termination Event.

          "FFC" shall mean Franchise Finance Corp., a Delaware corporation.
           ---

          "Franchisee Loan" shall mean each loan to a franchisee of an Approved
           ---------------
Franchise Concept.

          "GAAP" shall mean generally accepted accounting principles and
           ----
practices as in effect in the United States of America from time to time, consistently applied.

          "Governmental Authority" shall mean any domestic or foreign national,
           ----------------------
state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Governmental Charges" shall mean all levies, assessments, fees,
           --------------------
claims or other charges imposed by any Governmental Authority upon or relating to (i) Borrower, (ii) the Revolving Loans, (iii) employees, payroll, income or gross receipts of the Borrower, (iv) the ownership or use of any of its assets by the Borrower or (v) any other aspect of the business of the Borrower.

          "Governmental Rule" shall mean any law, rule, regulation, ordinance,
           -----------------
order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

          "Indebtedness" of any Person shall mean and include (a) all items of
           ------------
indebtedness and liabilities which, in accordance with GAAP, would be included in determining liabilities that are shown on the liability side of the balance sheet of such Person, (b) all indebtedness and liabilities of other Persons assumed or guaranteed by such Person or in respect to which such Person is secondarily or contingently liable whether by any agreement to acquire indebtedness and liabilities or to supply or advance funds or otherwise, and (c) all indebtedness and liabilities of other Persons secured by any Lien in any property of such Person (including without limitation capital leases).

          "Interest Payment Date" shall have the meaning given to that term in
           ---------------------
Section 2.03 hereof.
------------

          "Lien" shall mean, with respect to any property, any security
           ----
interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

          "Liquidated Loan" shall mean any Collateral Loan as to which the
           ---------------
Borrower has determined in accordance with customary servicing practices that all amounts expected by the Borrower to be recovered from or on account of such Collateral Loan, whether from scheduled loan payments, condemnation proceeds, insurance proceeds, liquidation proceeds or otherwise, following final liquidation of such Collateral Loan and the disposition of the related collateral, have been recovered.

          "Loan Documents" shall mean the form of loan agreement, note, security
           --------------
agreement, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, guaranty, landlord estoppel, intercreditor agreement, subordination of lessor's lien, environmental indemnity and other related documents prepared by the Borrower, dated December 29, 1995, as such documents may be amended from time to time with the prior written approval of FFC for material amendments.

          "Margin Stock" shall have the meaning given to that term in Regulation
           ------------
U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the business, assets, operations, prospects or financial or other condition of the Borrower; (b) the ability of the Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; or (c) the rights and remedies of FFC under this Agreement, the other Credit Documents or any related document, instrument or agreement.

          "Maximum Commitment Amount" shall mean twenty million dollars
           -------------------------
($20,000,000) minus the aggregate amount of reserves for losses of the Borrower with respect to Nonperforming Loans, as agreed to in good faith by the Borrower and FFC; provided, however, that when any such Nonperforming Loan is no longer a Nonperforming Loan or when such Nonperforming Loan has become a Liquidated Loan, the Maximum Commitment Amount shall no longer be reduced by the reserve for losses relating to such Nonperforming Loan.

          "Monthly LIBOR Rate" shall mean, with respect to a Revolving Loan and
           ------------------
a calendar month period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 0.0625% per annum) equal to the average of the rates per annum, for deposits for a period of one month, that are posted by each of the principal London offices of the banks posting rates as displayed on the Reuters Screen LIBOR Page as of 11:00 a.m. (London time) on the first Business Day of each calendar month. In the event that no such rates are posted, the Monthly LIBOR Rate shall be the rate per annum shown on page 3750 of Dow Jones Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period of one month, as shown under the heading "USD" as of 11:00 a.m. (London time) on the first Business Day of each calendar month. The Monthly LIBOR Rate shall be determined and reset monthly on the first Business Day of each calendar month.

          "Nonperforming Loan" shall mean any Collateral Loan with respect to
           ------------------
which no payment of principal or interest has been made for at least ninety (90) days.

          "Non-Standard Loan" shall mean any loan that does not conform to the
           -----------------
underwriting guidelines contained in the Underwriting Manual but which has been approved by FFC and the Borrower.

          "Note" shall have the meaning given to such term in Section 2.06
           ----                                               ------------
hereof.

          "Noteholder" shall have the meaning given to such term in Section 3.02
           ----------
hereof.

          "Notice of Borrowing" shall have the meaning given to that term in
           -------------------
Section 2.01(c) hereof.
---------------

          "Notice Period" shall have the meaning given to such term in Section
           -------------
2.01(a)(1) hereof.

          "Obligations" shall mean and include all loans, advances, debts,
           -----------
liabilities, and obligations, howsoever arising, owed by the Borrower to FFC of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to the Borrower or payable by the Borrower hereunder or thereunder.

          "Payment Default" shall have the meaning given to such term in Section
           ---------------
3.02(a) hereof.

          "Person" shall mean and include an individual, a partnership, a
           ------
corporation (including a business trust), a joint stock company, limited liability company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

          "Processing Manual" shall mean the Processing Manual prepared by the
           -----------------
Borrower, dated as of December 13, 1995, with respect to the processing guidelines and procedures for Collateral Loans, as such manual may be amended from time to time with the prior written approval of FFC and the Borrower for material amendments.

          "Real Estate Loan"  shall mean a loan underwritten primarily on the
           ----------------
basis of the value of the fee or leasehold interest in real property securing such loan and occupied by a franchisee or franchisor of an Approved Real Estate Concept, rather than primarily on the basis of the value of the business operated on such real property.

          "Requirement of Law" applicable to any Person shall mean (a) the
           ------------------
Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Repayment Date" shall have the meaning given to that term in Section
           --------------                                               -------
2.01(d) hereof.
-------

          "Revolving Loan" shall have the meaning given to such term in Section
           --------------                                               -------
2.01(a) hereof.
-------

          "Senior Debt" shall have the meaning given to such term in Section
           -----------                                               -------
3.01 hereof.
----

          "Solvent" shall mean, with respect to any Person on any date, that on
           -------
such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

          "Standard Loan" shall mean a Franchisee Loan in an Approved Franchise
           -------------
Concept or a Real Estate Loan in an Approved Real Estate Concept (i) conforming in all material respects to the underwriting guidelines contained in the Underwriting Manual, (ii) processed in accordance with the Processing Manual and
(iii) documented using the Loan Documents.

          "Stated Termination Date" shall mean December 31, 1999, unless
           -----------------------
otherwise extended pursuant to Section 2.01(f) hereof.
                               ---------------

          "Stub LIBOR Rate" shall mean, with respect to a Revolving Loan, a rate
           ---------------
per annum (rounded upwards, if necessary, to the nearest whole multiple of 0.0625% per annum) equal to the average of the rates per annum, for deposits for a period of one month, that are posted by each of the principal London offices of the banks posting rates as displayed on the Reuters Screen LIBOR Page as of 11:00 a.m. (London time) on the date such Revolving Loan is made. In the event that no such rates are posted, the Stub LIBOR Rate shall be the rate per annum shown on page 3750 of Dow Jones Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period of one month, as shown under the heading "USD" as of 11:00 a.m. (London time) on the date a Revolving Loan is made.

          "Subordination Notice" shall have the meaning given to such term in
           --------------------
Section 3.02(b) hereof.

          "Subsidiary" of any Person shall mean (a) any corporation of which
           ----------
more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other subsidiaries and (c) any other Person included in the financial statements of such Person on a consolidated basis.

          "Support Revolving Loan" shall have the meaning given to such term in
           ----------------------
Section 2.02(b) hereof.
---------------

          "Termination Event" shall mean the inability of the Borrower, for a
           -----------------
period of at least sixty (60) continuous days, (a) to obtain additional advances under the Senior Debt to finance Collateral Loans as a result of a default under such credit agreement and (b) to obtain a replacement credit agreement for the Senior Debt.

          "Termination Notice" shall have the meaning given to such term in
           ------------------
Section 2.01(a)(1) hereof.

          "Underwriting Manual" shall mean the Underwriting Manual prepared by
           -------------------
the Borrower, dated as of February 12, 1996, with respect to the underwriting procedures and guidelines for Collateral Loans, as such manual may be amended from time to time with the prior written approval of FFC and the Borrower for material amendments.

          "Warehouse Revolving Loan" shall have the meaning given to such term
           ------------------------
in Section 2.02(a) hereof.
   ---------------